UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

KINDER MORGAN ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11234	26-0789784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On November 20, 2014, Kinder Morgan Energy Partners, L.P. (“KMP”) held a special meeting of its unitholders in order to vote upon proposals relating to the proposed merger of KMP with a wholly owned subsidiary of Kinder Morgan, Inc. (“KMI”).  At the meeting, KMP unitholders were asked to vote on the following proposals: (i) to approve the Agreement and Plan of Merger, dated August 9, 2014, among KMP, Kinder Morgan G.P., Inc., Kinder Morgan Management, LLC (“KMR”), KMI and P Merger Sub LLC (the “Merger Agreement Proposal”) and (ii) to approve the adjournment of the special meeting, if necessary to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement Proposal at the time of the special meeting (the “Adjournment Proposal”).

As of the close of business on October 20, 2014, the record date for determining the KMP unitholders entitled to vote on the Merger Agreement Proposal at the meeting, there were a total of 465,519,613 KMP units of all classes (“KMP units”) outstanding and entitled to vote at the special meeting.  At the special meeting, holders of 315,027,299 KMP units were present in person or represented by proxy, constituting a quorum.  Final voting results are presented below.

Proposal 1: The Merger Agreement Proposal

KMP unitholders approved the Merger Agreement Proposal based on the following results:

	FOR	AGAINST	ABSTAIN
KMP units	300,086,618	11,741,749	3,198,932

Proposal 2: The Adjournment Proposal

KMP unitholders approved the Adjournment Proposal based on the following results:

	FOR	AGAINST	ABSTAIN
KMP units	295,660,225	14,908,958	4,457,916

Adjournment of the special meeting was not necessary because there were sufficient votes at the time of the special meeting to approve the Merger Agreement Proposal.

Item 8.01.                                        Other Events

On November 20, 2014, KMI, KMR, KMP and El Paso Pipeline Partners, L.P. (“EPB”) issued a joint press release announcing that each of KMI, KMR, KMP and EPB held special meetings of their equity holders to vote upon proposals relating to the proposed mergers of KMR, KMP and EPB with wholly owned subsidiaries of KMI (the “Proposed Transactions”) and that the equity holders of KMI, KMR, KMP, and EPB approved the Proposed Transactions and related proposals.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press Release of Kinder Morgan, Inc., Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P., dated November 20, 2014.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

KMI has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (“Registration Statement”), which contains a proxy statement for KMI and a proxy statement / prospectus for each of KMP, KMR and EPB.  The Registration Statement was declared effective by the SEC on October 22, 2014. Each of KMI, KMP, KMR and EPB mailed to their respective security holders, as applicable, a proxy statement or proxy statement / prospectus in connection with the Proposed Transactions on or about October 22, 2014. The Registration Statement, the KMI proxy statement and each proxy statement / prospectus contain important information about KMI, KMP, KMR, EPB, the Proposed Transactions and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY, AS APPLICABLE, THE REGISTRATION STATEMENT, THE PROXY STATEMENT FOR KMI, THE PROXY STATEMENT / PROSPECTUS FOR EACH OF KMP, KMR AND EPB AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT OR THE APPLICABLE PROXY STATEMENT / PROSPECTUS.

Investors and security holders will be able to obtain copies of the KMI proxy statement and each proxy statement / prospectus as well as other filings containing information about KMI, KMP, KMR and EPB, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by KMI, KMP, KMR and EPB will be made available free of charge on Kinder Morgan, Inc.’s website at http://www.kindermorgan.com/investor/ or by written request by contacting the investor relations department of KMI, KMP, KMR or EPB at the following address: 1001 Louisiana Street, Suite 1000, Houston, Texas 77002, Attention: Investor Relations or by phone at (713) 369-9490 or by email at km_ir@kindermorgan.com.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

By:	Kinder Morgan G.P. Inc.,
its general partner

By:	Kinder Morgan Management, LLC,
its delegate

By:	/s/ David R. DeVeau
Name: David R. DeVeau
Title: Vice President

Date: November 21, 2014

EXHIBIT INDEX

99.1                        Press Release of Kinder Morgan, Inc., Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P., dated November 20, 2014.